June 1, 2022

BNY MELLON ADVANTAGE FUNDS, INC.

-BNY Mellon Technology Growth Fund

Supplement to Current Prospectus

The following information supplements the information in the section of the fund's Prospectus entitled "Fund Details—Goal and Approach":

Although not a principal investment strategy, the fund may also invest in securities of issuers located in emerging market countries.

The following information supplements the information contained in the section of the fund's Prospectus entitled "Fund Details—Investment Risks":

Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses, and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

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